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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 current report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

               Date of earliest event reported: February 20, 2003


                       WEST PHARMACEUTICAL SERVICES, INC.

               (Exact name of registrant as specified in charter)



      Pennsylvania                1-8036                         23-1210010
(State of Incorporation)   (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)


       101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania 19341-0645
               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 594-2900
              (Registrant's telephone number, including area code)


                                      N/A
          (Former name or former address, if changed since last report)

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Item 5.       Other Events.

On February 20, 2003, West Pharmaceutical Services, Inc. (the "Company") issued a press release concerning its fourth quarter and year-end results and provided an update regarding the recent fire loss at its Kinston, North Carolina facility and associated financial implications. The press release issued in connection with this incident is filed as exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

(c) Exhibits:

                  Exhibit #        Description
                  99.1             Press Release dated February 20, 2003




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              WEST PHARMACEUTICAL SERVICES, INC.



Date:  February 24, 2003                      By:
                                              ---------------------------------
                                                  Name: John R. Gailey III
                                                  Title: Vice President






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                                  EXHIBIT INDEX

  99.1               Press Release dated February 20, 2003